                              RIVERDEEP GROUP PLC

                         Notice of Guaranteed Delivery
                         of American Depositary Shares

                                      for

                     Tender of American Depositary Shares
                  Pursuant to the Offer Dated 3 February 2003

         THE OFFER WILL EXPIRE AT 3:00 P.M., (IRISH TIME), 10:00 A.M.,
                   (NEW YORK CITY TIME), ON 24 FEBRUARY 2003
                          UNLESS THE OFFER IS EXTENDED

   This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for American Depository Shares of Riverdeep Group plc are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the US Depositary (as defined below) on or prior to the date specified in the Offer Document (as defined below). This form (for eligible institutions only) may be delivered by hand or transmitted by mail or overnight courier, or by facsimile transmission, to the US Depositary. See paragraph 1(i) of Part C of Appendix I to the Offer Document.

                      The US Depositary for the offer is:
                    Computershare Trust Company of New York

        By Mail:           By Facsimile Transmission:   By Hand Or Overnight
  Wall Street Station,          (212)-701-7636                Delivery:
     P.O. Box 1010,            Confirm facsimile          Wall Street Plaza
New York, NY 10268-1010,       transmission (by         88 Pine Street, 19th
           USA                 telephone only):                Floor,
                                (212)-701-7624           New York, NY 10005,
                                                                 USA

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO RIVERDEEP GROUP PLC WILL NOT BE FORWARDED TO THE US DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE US DEPOSITARY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

   The undersigned hereby tenders to Hertal Acquisitions plc, an Irish corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer Document dated 3 February 2003 (the "Offer Document"), and the related Letter Of Transmittal (which together constitute the Offer), receipt of which is hereby acknowledged, the number of American Depositary Shares listed below, pursuant to the guaranteed delivery procedure set forth in paragraph 1(i) of Part C of Appendix I to the Offer Document.



                                             ----------------------------------
                                                          SIGN HERE

 ------------------------------------        ----------------------------------
 Number of American Depositary Shares              Name(s) (Please Print)

 ------------------------------------        ----------------------------------
  Certificate Numbers (if available)           Area Code and Telephone Number


 ------------------------------------        ----------------------------------
          Address                                       Signature(s)

 ------------------------------------        ----------------------------------
   City, State, Zip Code                                Signature(s)


                                    GUARANTEE


   The undersigned, a financial institution which is a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each an "Eligible Institution"), hereby guarantees that the undersigned will deliver to the US Depositary the American Depositary Receipts representing the American Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such American Depositary Shares into the US Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer Document), with any required signature guarantees and any other required documents, all within three business days after the date hereof.


             --------------------------    -------------------------
                   Name of Firm              Authorized Signature

             --------------------------    -------------------------
                      Address                        Name

             --------------------------    -------------------------
               City, State, Zip Code                 Title

             Dated: _____________, 2003    -------------------------
                                            Area Code and Telephone
                                                    Number

             THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES.
                 IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS
             REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION
                UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE
                GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF
                                 TRANSMITTAL.

              DO NOT SEND AMERICAN DEPOSITARY RECEIPTS WITH THIS
             FORM. AMERICAN DEPOSITARY RECEIPTS MUST BE SENT WITH
                          THE LETTER OF TRANSMITTAL.